Exhibit 10.1
Execution Version
AMENDMENT NO. 2 TO CREDIT AGREEMENT
     This Amendment No. 2 to Credit Agreement (the “Agreement”) is dated as of April 30, 2010 and effective in accordance with Section 3 below, by and among L-1 IDENTITY SOLUTIONS OPERATING COMPANY (formerly known as L-1 Identity Solutions, Inc.), a Delaware corporation (the “Borrower”), L-1 IDENTITY SOLUTIONS, INC., a Delaware corporation (“Holdings”), each of the other Guarantors, each Lender party hereto, and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”) for the Lenders party to the Credit Agreement referred to below.
STATEMENT OF PURPOSE
     WHEREAS, the Borrower, Holdings, the Lenders and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement dated as of August 5, 2008 (as amended by Amendment No. 1 to the Credit Agreement, dated as of July 8, 2009, and as otherwise previously modified and amended, as amended hereby and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
     WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as more specifically set forth herein. Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Lenders party hereto have agreed to grant such requests of the Borrower.
     NOW, THEREFORE, subject to the occurrence of the Effective Date (as defined below) pursuant to Section 3 hereof and in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Capitalized Terms. Except as otherwise provided herein, all capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement (as amended by this Agreement).
     2. Amendments.
     (a) Amendment to Section 1.01. The definition of “Consolidated EBITDA” in Section 1.01 (“Defined Terms”) of the Credit Agreement is hereby amended by (i) deleting the “and” after subclause (a)(v) of the first paragraph of such definition, and (ii) inserting the following new subclause (a)(vii) after subclause (a)(vi) thereof:
“, and (vii) the reasonable nonrecurring transaction-related costs of the Borrower and its Consolidated Subsidiaries in connection with any transaction or series of related transactions pursuant to which all or substantially all of the assets and operations of Holdings and its Subsidiaries are to be Disposed to one or more Persons none of which is an Affiliate of Holdings or any of its Subsidiaries, and upon the consummation of which the Obligations are to be paid in full,”
     (b) Amendment to Article VI. Article VI (“Affirmative Covenants”) of the Credit Agreement is hereby amended by adding the following new Section 6.19 thereto:

     “6.19. Limitation on Cash Reserves. Without limiting the requirements of Section 2.05(b), if on any date the aggregate amount of cash and Cash Equivalents on the balance sheet of the Borrower and its Subsidiaries (excluding any such amounts of cash and Cash Equivalents that constitute Net Cash Proceeds, Extraordinary Receipts or Consolidated Excess Cash Flow that are required to be used to make mandatory prepayments within the next ten (10) Business Days pursuant to Section 2.05(b)) exceeds $10,000,000, the Borrower shall within five (5) Business Days of such date prepay Revolving Loans and/or Swing Line Loans in an amount equal to the lesser of the amount such that, after making such prepayment, either (a) the Outstanding Amount of all Revolving Loans and Swing Line Loans is $0, and (b) the amount of cash and Cash Equivalents on the balance sheet of the Borrower and its Subsidiaries is not greater than $10,000,000.”
     (c) Amendment to Section 7.02. Section 7.02 (“Investments”) of the Credit Agreement is hereby amended by deleting clause (g)(v)(B) thereof in its entirety and replacing it with the following:
     “(B) the Borrower would be in compliance with the Consolidated Leverage Ratio set forth in Section 7.11(b) as of the most recently completed Reference Period ended prior to such transaction for which the financial statements and certificates required by Section 6.01(a) or 6.01(b) have been delivered, after giving pro forma effect to such transaction and to any other event occurring after such period as to which pro forma recalculation is appropriate (including any other transaction described in this Section 7.02(g) occurring after such period) as if such transaction had occurred as of the first day of such period (assuming, for purposes of pro forma compliance with Section 7.11(b), that the maximum Consolidated Leverage Ratio permitted at the time by such Section was in fact the lower of (x) the ratio that is 0.25 to 1.00 more restrictive than the Consolidated Leverage Ratio actually provided for in such Section at such time, and (y) 2.75 to 1.00);”
     (d) Amendment to Section 7.03. Section 7.03 (“Indebtedness”) of the Credit Agreement is hereby amended by deleting clause (i) thereof in its entirety and replacing it with the following:
     “(i) unsecured Subordinated Debt
     (i) of the Borrower not to exceed $200,000,000 at any time outstanding; provided that (A) no Default or Event of Default shall have occurred or would occur as a result of the incurrence of such Subordinated Debt and (B) the Borrower and its Subsidiaries are in pro forma compliance, after giving effect to the incurrence of such Subordinated Debt, with each of the covenants in this Agreement (including, without limitation, Section 7.11, but assuming, for purposes of pro forma compliance with Section 7.11, that the minimum Debt Service Coverage Ratio permitted at such time by Section 7.11(a) was 2.25 to 1.00, and that the maximum Consolidated Leverage Ratio permitted at such time by Section 7.11(b) was in fact the lower of (x) the Consolidated Leverage Ratio actually provided for in such Section at such time, and (y) 2.75 to 1.00); and

     (ii) of Holdings; provided, that (A) no Default or Event of Default shall have occurred or would occur as a result of the incurrence of such Subordinated Debt and (B) the pro forma Consolidated Leverage Ratio of Holdings and its Subsidiaries after giving effect to the incurrence of such Subordinated Debt shall be less than 4.75 to 1.00;”
     (e) Amendment to Section 7.11. Section 7.11 (“Financial Covenants”) is hereby amended by deleting such section in its entirety and replacing it with the following:
     “7.11. Financial Covenants.
               (a) Consolidated Debt Service Coverage Ratio. Permit the Consolidated Debt Service Coverage Ratio as of the end of each fiscal quarter of the Borrower to be less than the corresponding ratio set forth below:

Minimum Debt Service
Applicable Period	Coverage Ratio
Closing Date to and including March 30, 2010	2.25 to 1.00
March 31, 2010 to and including September 29, 2010	1.65 to 1.00
September 30, 2010 and thereafter	2.25 to 1.00
; provided that notwithstanding the foregoing, if on or prior to August 31, 2010 Holdings or one or more of its Affiliates shall have entered into a definitive agreement providing for the sale of all or substantially all of the assets and operations of Holdings and its Subsidiaries (whether pursuant to a sale of Equity Interests, a merger, an asset sale or otherwise), then the maximum Consolidated Debt Service Coverage Ratio for the period from September 30, 2010 to and including December 30, 2010 shall remain at 1.65 to 1.00.
               (b) Consolidated Borrower Leverage Ratio. Permit the Consolidated Leverage Ratio of the Borrower and its Consolidated Subsidiaries as of the end of each fiscal quarter of the Borrower to exceed the corresponding ratio set forth below:

Maximum Consolidated
Applicable Period	Leverage Ratio
Closing Date to and including March 30, 2010	3.25 to 1.00
March 31, 2010 to and including September 29, 2010	3.85 to 1.00
September 30, 2010 to and including March 30, 2011	3.00 to 1.00
March 31, 2011 and thereafter	2.75 to 1.00

; provided that notwithstanding the foregoing, if on or prior to August 31, 2010 Holdings or one or more of its Affiliates shall have entered into a definitive agreement providing for the sale of all or substantially all of the assets and operations of Holdings and its Subsidiaries (whether pursuant to a sale of Equity Interests, a merger, an asset sale or otherwise), then the maximum Consolidated Leverage Ratio for the period from September 30, 2010 to and including December 30, 2010 shall remain at 3.85 to 1.00.”
     3. Conditions to Effectiveness. Upon the satisfaction of each of the following conditions, this Agreement shall be deemed to be effective as of March 31, 2010 (the date of satisfaction of such conditions, the “Effective Date”):
     (a) the Administrative Agent shall have received counterparts of this Agreement executed by the Administrative Agent, the Required Lenders and each of the Loan Parties;
     (b) the Borrower shall have paid to the Administrative Agent (or its applicable affiliate), for the account of each Lender that executes and delivers to the Administrative Agent (or its counsel) a signature page to this Agreement, an amendment fee in an amount equal to (i) 0.25% times (ii) the sum of (A) the principal amount of such consenting Lender’s Revolving Commitment plus (B) the aggregate Outstanding Amount of all Term Loans of such consenting Lender, provided that such fee shall only be paid to those Lenders whose signature page is actually received (whether as an original or as an electronic transmission in accordance with Section 7(c) below) by the Administrative Agent (or its counsel) on or prior to 5:00 p.m. (Eastern Time) on April 23, 2010 unless such later time (prior to the Effective Date) is otherwise agreed by the Administrative Agent and the Borrower;
     (c) the Administrative Agent shall have been paid all other fees owed to it (including, without limitation, those owing under the Fee Letter dated as of April 14, 2010, among the Administrative Agent, Banc of America Securities LLC and the Borrower) and reimbursed for all reasonable, invoiced out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Agreement, including, without limitation, the reasonable, invoiced fees and disbursements of counsel for the Administrative Agent; and
     (d) the Administrative Agent shall have received such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Agreement.
     4. Effect of the Agreement.
     (a) Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Agreement shall not be deemed (i) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (ii) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (iii) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (iv) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.
     (b) For purposes of determining compliance with Section 7.11 (“Financial Covenants”) of the Credit Agreement for the fiscal quarter ended on March 31, 2010, compliance shall be determined as if such Section 7.11 as amended by Section 2(d) of this Agreement had been in effect on March 31, 2010, and the Required Lenders shall not assert any Default or Event of Default which may have resulted from the Borrower failing to comply with Section 7.11 of the Credit Agreement as in effect prior to the effectiveness of this Agreement for the fiscal quarter ended March 31, 2010 so long as Holdings, the Borrower and their respective Subsidiaries are in compliance with such Section 7.11 for such fiscal quarter after giving effect to this Agreement; provided that this Section 4(b) shall not excuse or otherwise waive any failure by Holdings or the Borrower, or any of their respective Subsidiaries, to comply with any other terms of any Loan Document.
     5. Representations and Warranties/No Default. On and as of the date hereof, after giving effect to this Agreement,
     (a) the Borrower hereby certifies, represents and warrants to the Administrative Agent and the Lenders that (i) the representations and warranties set forth in Article V of the Credit Agreement or in any other Loan Document are true and correct in all material respects (in each case, except to the extent any such representation and warranty is itself qualified by materiality or Material Adverse Effect, in which case it shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except to the extent any such representation and warranty is itself qualified by materiality or Material Adverse Effect, in which case it shall be true and correct in all respects) as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement and (ii) that no Default or Event of Default has occurred or is continuing;
     (b) each Loan Party hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:
     (i) it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other documents executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and
     (ii) this Agreement and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of such Loan Party, and each such document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
     6. Reaffirmations. Each Loan Party (a) agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement, the Guaranty, the Security Agreement, the Pledge Agreement and each other Loan Document to which it is a party, (b) confirms and reaffirms its obligations under the Credit Agreement, the Guaranty, the Security Agreement, the Pledge Agreement and each other Loan Document to which it is a party and (c) agrees that the Credit Agreement, the Guaranty, the Security Agreement, the Pledge Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.
     7. Miscellaneous.
     (a) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     (b) Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
     (c) Electronic Transmission. A facsimile, telecopy, pdf or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy, pdf or other reproduction hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.
L-1 IDENTITY SOLUTIONS OPERATING COMPANY,
as Borrower
Name: James A. DePalma
Title:   EVP, Chief Financial Officer and Treasurer
L-1 IDENTITY SOLUTIONS, INC., as Holdings
Name: James A. DePalma
Title:   EVP, Chief Financial Officer and Treasurer
IMAGING AUTOMATION (DE) LIMITED LIABILITY
COMPANY (formerly known as Imaging Automation,
Inc.), as Guarantor
Name: James A. DePalma
Title:   EVP, Chief Financial Officer and Treasurer
INTEGRATED BIOMETRIC TECHNOLOGY, LLC, as Guarantor
Name: James A. DePalma
Title:   EVP, Chief Financial Officer and Treasurer
SECURIMETRICS, INC., as Guarantor
Name: James A. DePalma
Title:   EVP, Chief Financial Officer and Treasurer

TRANS DIGITAL TECHNOLOGIES LIMITED LIABILITY COMPANY (formerly known as Trans Digital Technologies
Corporation), as Guarantor
Name: James A. DePalma
Title:   EVP, Chief Financial Officer and Treasurer
IBT ACQUISITION, LLC, as Guarantor
Name: James A. DePalma
Title:   EVP, Chief Financial Officer and Treasurer
IRIDIAN TECHNOLOGIES, LLC (formerly known as
Iridian Technologies, Inc.), as Guarantor
Name: James A. DePalma
Title:   EVP, Chief Financial Officer and Treasurer
IDENTIX INCORPORATED, as Guarantor
Name: James A. DePalma
Title:   EVP, Chief Financial Officer and Treasurer
INTEGRATED BIOMETRIC TECHNOLOGY SERVICES, LLC, as Guarantor
Name: James A. DePalma
Title:   EVP, Chief Financial Officer and Treasurer
L-1 SECURE CREDENTIALING, INC., as Guarantor
Name: James A. DePalma
Title:   EVP, Chief Financial Officer and Treasurer

MCCLENDON, LLC, as Guarantor
Name: James A. DePalma
Title:   EVP, Chief Financial Officer and Treasurer
ADVANCED CONCEPTS, INC., as Guarantor
Name: James A. DePalma
Title:   EVP, Chief Financial Officer and Treasurer
SPECTAL, LLC, as Guarantor
Name: James A. DePalma
Title:   EVP, Chief Financial Officer and Treasurer
COMNETIX, LLC (formerly known as Comnetix Inc.), as
Guarantor
Name: James A. DePalma
Title:   EVP, Chief Financial Officer and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent
Name: Roberto Salazar
Title:   Assistant Vice President

BANK OF AMERICA, N.A., as L/C Issuer, Swing Line Lender
and a Lender
Name: Barbara P. Levy
Title:   Senior Vice President

THE BANK OF NOVA SCOTIA, as a Lender
Name: Brian Allen
Title:   Managing Director

CIT BANK, as a Lender
Name: Daniel Burnett
Title:   Vice President

Credit Suisse AG, Cayman Islands Branch
Formerly known as Credit Suisse, Cayman Islands
Branch, as a Lender
Name: Shaheen Malik
Title:   Vice President
Name: Christopher Reo Day
Title:   Associate

RBS CITIZENS NA, as a Lender
Name: Kerry McElhiney
Title:   Vice President

ROYAL BANK OF CANADA, as a Lender
Name: Meredith Majesty
Title:   Authorized Signatory

SOCIETE GENERALE, as a Lender
Name: Elizabeth Halfin
Title:   Director

TD Bank, N.A., as a Lender
Name: Robyn Zeller
Title:   Senior Vice President

AMMC VII, LIMITED, as a Lender

BY:	AMERICAN MONEY MANAGEMENT CORP.,
AS COLLATERAL MANAGER

Name:	David P. Meyer
Title:	Senior Vice President

APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND, as a Lender

By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

Name:	Mary McCarthy
Title:	Vice President

APOSTLE LOOMIS SAYLES SENIOR LOAN FUND, as a Lender

By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

Name:	Mary McCarthy
Title:	Vice President

Ariel Reinsurance Company Ltd.
BlackRock Credit Investors Master Fund, L.P.
Blackrock Defined Opportunity Credit Trust
BlackRock Senior Income Series
BlackRock Senior Income Series II
BlackRock Senior Income Series IV
BlackRock Senior Income Series V Limited
BlackRock Fixed Income Value Opportunities Truest
Magnetite V CLO, Limited
Master Senior Floating Rate LLC
Missouri State Employees’ Retirement System
Senior Loan Portfolio
BlackRock Senior Floating Rate Portfolio

as a Lender

Name:	Adrian Marshall
Title:	Authorized Signatory

ARIZONA STATE RETIREMENT SYSTEMS

By:	CREDIT SUISSE ALTERNATIVE CAPITAL, INC.
Its Investment Advisor, as a Lender

Name:	Thomas Flannery
Title:	Authorized Signatory

Atrium CDO, as a Lender

Name:	Thomas Flannery
Title:	Authorized Signatory

Atrium V

By:	Credit Suisse Alternative Capital Inc.
as Collateral Manager, as a Lender

Name:	Thomas Flannery
Title:	Authorized Signatory

ARTUS LOAN FUND 2007-I, LTD
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007-I
BABSON CLO LTD. 2008-I
BABSON CLO LTD. 2008-II
BABSON LOAN OPPORTUNITY CLO, LTD.
SAPPHIRE VALLEY CDO I, LTD.,

as Lenders

By:	Babson Capital Management LLC as Collateral
Manager, as a Lender

Name:	Geoffrey Takacs
Title:	Director

C.M. LIFE INSURANCE COMPANY, as a Lender

By:	Babson Capital Management LLC as Investment Advisor

Name:	Geoffrey Takacs
Title:	Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as a Lender

By:	Babson Capital Management LLC as Investment Advisor

Name:	Geoffrey Takacs
Title:	Director

MAPLEWOOD (CAYMAN) LIMITED, as a Lender

By:	Babson Capital Management LLC as Investment Advisor

Name:	Geoffrey Takacs
Title:	Director

BCI 1 LOAN FUNDING, as a Lender

Name:	Lynette Skrehot
Title:	Director

CAPITALSOURCE BANK, as a Lender

Name:	William C. Schmidt
Title:	Banking Officer

Castle Garden Funding, as a Lender

Name:	Thomas Flannery
Title:	Authorized Signatory

Chelsea Park CLO, LTD, as a Lender

By:	GSO/Blackstone Debt Funds Management LLC,
as Collateral Manager

Name:	Daniel H. Smith
Title:	Authorized Signatory

CHURCHILL FINANCIAL CAYMAN LTD., as a Lender

By:	CHURCHLL FINANCIAL LLC,
as its Collateral Manager

Name:	Thomas Hennigan
Title:	Senior Vice President

CIT CLO I LTD, as a Lender

By:	CIT Asset Management LLC

Name:	Roger M. Burns
Title:	President, CIT Asset Management

CONFLUENT 4 LIMITED, as a Lender

By:	Loomis, Sayles & Company, L.P.,
as Sub-Manager

By:	Loomis, Sayles & Company, Incorporated
Its General Partner

Name:	Mary McCarthy
Title:	Vice President

Cratos CLO I Ltd., as a Lender

By:	Cratos CDO Management, LLC
as Attorney-in-Fact

By:	Cratos Capital Partners, LLC
Its Manager

Name:	Ron Banks
Title:	Managing Director

CREDIT SUISSE SYNDICATED LOAN FUND, as a Lender

By:	Credit Suisse Alternative Capital, Inc.
as Agent (Subadvisor) for
Credit Suisse Asset Management (Australia) Limited, the Responsible Entity for Credit Suisse Syndicated Loan Fund

Name:	Thomas Flannery
Title:	Authorized Signatory

CSAM Funding I, as a Lender

Name:	Thomas Flannery
Title:	Authorized Signatory

CSAM Funding II, as a Lender

Name:	Thomas Flannery
Title:	Authorized Signatory

EAGLE LOAN TRUST, as a Lender

By:	Stanfield Capital Partners, LLC
as its Collateral Manager

Name:	Christopher Jansen
Title:	Managing Partner

EMPLOYERS INSURANCE COMPANY OF WAUSAU, as a Lender

Name:	Henry Rauch
Title:	Authorized Signatory

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND, as a Lender

By:	Four Corners Capital Management, LLC
as Sub-Adviser

Name:	Matt O’Mara
Title:	Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II, as a Lender

By:	Four Corners Capital Management, LLC
as Sub-Adviser

Name:	Matt O’Mara
Title:	Vice President

FOUR CORNERS CLO III, LTD., as a Lender

By:	Macquarie Funds Group
FKA Four Corners Capital Management, LLC
as Collateral Manager

Name:	Matt O’Mara
Title:	Vice President

FRANKLIN FLOATING RATE DAILY ACCESS
FUND, as a Lender

Name:	Richard Hsu
Title:	Vice President

FRANKLIN FLOATING RATE MASTER SERIES, as a Lender

Name:	Richard Hsu
Title:	Vice President

FRANKLIN TEMPLETON SERIES III FUNDS
FRANKLIN FLOATING RATE II FUND, as a Lender

Name:	Richard Hsu
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

Name:	Jeffrey Skinner
Title:	Duly Authorized Signatory

GOLDMAN SACHS ASSET MANAGEMENT CLO,
PUBLIC LIMITED COMPANY, as a Lender

By:	Goldman Sachs Asset Manager, L.P.
as Manager

Name:	Casey Laukenam
Title:	Vice President

GOLDMAN SACHS SPECIALTY LENDING CLO-I LTD., as a Lender

By:	GOLDMAN SACHS SPECIALTY LENDING GROUP, L.P.
Attorney-in-Fact

Name:	Steven Pluss
Title:	Senior Vice President

GRAND CENTRAL ASSET TRUST, CAMERON I SERIES, as a Lender

Name:	Adam Jacobs
Title:	Attorney-in-Fact

GULF STREAM-COMPASS CLO 2002-I, LTD

By:	Gulf Stream Asset Management LLC
as Collateral Manager

GULF STREAM-COMPASS CLO 2003-I, LTD

By:	Gulf Stream Asset Management LLC
as Collateral Manager

GULF STREAM-COMPASS CLO 2004-I, LTD

By:	Gulf Stream Asset Management LLC
as Collateral Manager

GULF STREAM-COMPASS CLO 2005-II, LTD

By:	Gulf Stream Asset Management LLC
as Collateral Manager

GULF STREAM-SEXTANT CLO 2007-I, LTD

By:	Gulf Stream Asset Management LLC
as Collateral Manager

as Lenders

Name:	Barry K. Love
Title:	Chief Credit Officer

HAMLET II, LTD.

BY:	OCTAGON CREDIT INVESTORS, LLC
AS PORTFOLIO MANAGER

OCTAGON INVESTMENT PARTNERS, VI, LTD.

BY:	OCTAGON CREDIT INVESTORS, LLC
AS COLLATERIAL MANAGER

OCTAGON INVESTMENT PARTNERS VII, LTD.

BY:	OCTAGON CREDIT INVESTORS, LLC AS
COLLATERIAL MANGER

OCTAGON INVESTMENT PARTNERS VIII, LTD.

BY	OCTAGON CREDIT INVESTORS, LLC AS
COLLATERAL MANAGER

OCTAGON INVESTMENT PARTNERS IX, LTD.

BY:	OCTAGON CREDIT INVESTORS, LLC AS MANAGER

OCTAGON INVESTMENTS PARTNERS X, LTD.

BY:	OCTAGON CREDIT INVESTORS, LLC AS
COLLATERAL MANAGER

OCTAGON INVESTMENT PARTNERS XI, LTD.

BY:	OCTAGON CREDIT INVESTORS, LLC AS
COLLATERAL MANAGER

as Lenders

Name:	Michael B. Nechamkin
Title:	Senior Portfolio Manager

Ing Investment Management CLO II, LTD

By:	ING Alternative Asset Management LLC,
As its investment manager

Ing Investment Management CLO III, LTD

By:	ING Alternative Asset Management LLC,
As its investment manager

Ing Investment Management CLO V, LTD

By:	ING Alternative Asset Management LLC,
As its investment manager

Ing Investment Trust Company Plan for employee
Benefit Investment Funds – Senior Loan Fund

By:	ING Investment Trust Co. as its Trustee

as Lenders

Name:	Robert Wilson
Title:	Senior Vice President

LAFAYETTE SQUARE CDO LTD, as a Lender

By:	Blackstone Debt Advisors L.P.
as Collateral Manager

Name:	Daniel H. Smith
Title:	Authorized Signatory

LFSIGXG LLC, as a Lender

BY:	STANFIELD CAPITAL PARTNERS LLC
AS ITS SUB-INVESTMENTS MANAGER

Name:	Christopher Jansen
Title:	Managing Partner

LIBERTY MUTUAL FIRE INSURANCE COMPANY,
as a Lender

Name:	Henry Rauch
Title:	Authorized Signatory

LIBERTY MUTUAL INSURANCE COMPANY,
as a Lender

Name:	Henry Rauch
Title:	Authorized Signatory

LOOMIS SAYLES CLO I, LTD, as a Lender

By:	Loomis, Sayles & Company, L.P.
its Collateral Manger

By:	Loomis, Sayles & Company, Inc.
its General Partner

Name:	Mary McCarthy
Title:	Vice President

LOOMIS, SAYLES LEVERAGED SENIOR LOAN FUND LTD, as a Lender

By:	Loomis, Sayles & Company, L.P.
its Investment Manager

By:	Loomis, Sayles & Company, Inc.
its General Partner

Name:	Mary McCarthy
Title:	Vice President

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC as a Lender

By:	Loomis, Sayles & Company, L.P.
its Managing Member

By:	Loomis, Sayles & Company, Inc.
its General Partner

Name:	Mary McCarthy
Title:	Vice President

MADISON PARK FUNDING I, LTD, as a Lender

Name:	Thomas Flannery
Title:	Authorized Signatory

MADISON PARK FUNDING II, LTD, as a Lender

By:	Credit Suisse Alternative Capital, Inc.,
as collateral Manager

Name:	Thomas Flannery
Title:	Authorized Signatory

MADISON PARK FUNDING III, LTD, as a Lender

By:	Credit Suisse Alternative Capital, Inc.,
as collateral Manager

Name:	Thomas Flannery
Title:	Authorized Signatory

NATIXIS LOOMIS SAYLES SENIOR LOAN FUND, as a Lender

By:	Loomis, Sayles & Company, L.P.
its Investment Manager

By:	Loomis, Sayles & Company, Inc.
its General Partner

Name:	Mary McCarthy
Title:	Vice President

NAVIGARE FUNDING II CLO LTD, as a Lender

By:	Navigare Partners, LLC
as Collateral Manager

Name:	Joel G. Serebransky
Title:	Managing Director

NEWSTAR COMMERCIAL LOAN TRUST 2009-I, as a Lender

Name:	Jeffrey R. Greene
Title:	Director, NewStar Financial

PIONEER FLOATING RATE FUND
PIONEER INSTITUTIONAL SOLUTIONS CREDIT OPPORTUNITIES
PIONEER STRATEGIC INCOME FUND
PIONEER STRATEGIC INCOME VCT PORTFOLIO
MET INVESTORS SERIES TRUST – PIONEER STRATEGIC INCOME PORTFOLIO

as Lenders

By:	Pioneer Investment Management, Inc.
its Advisor

Name:	Kurt W. Florian, Jr.
Title:	Vice President — Counsel

DOCTORS PENSION SURGEONS FUND
DOCTORS PENSION GENERAL PRACTITIONERS

as Lenders

By:	Pioneer Institutional Asset Management, Inc.
its Advisor

Name:	Kurt W. Florian, Jr.
Title:	Vice President — Counsel

PPM MONARCH DAY FUNDING LLC, as a Lender

Name:	Tara E. Kenny
Title:	Assistant Vice President

PPM SHADOW CREEK FUNDING LLC, as a Lender

Name:	Tara E. Kenny
Title:	Assistant Vice President

RENASSANCE TRUST 2009

By:	Starfield Capital Partners LLC
as its Investment Manager

Name:	Christopher Jansen
Title:	Managing Partner

SERVES 2006-I, LTD, as a Lender

By:	PPM America, Inc., as Collateral Manager

Name:	David C. Wagner
Title:	Managing Director

STANFIELD ARNAGE CLO LTD, as a Lender

By:	Stanfield Capital Partners, LLC
as its Collateral Manager

Name:	Christopher Jansen
Title:	Managing Partner

STANFIELD AZURE CLO LTD, as a Lender

By:	Stanfield Capital Partners, LLC
as its Collateral Manager

Name:	Christopher Jansen
Title:	Managing Partner

STANFIELD BRISTOL CLO LTD, as a Lender

By:	Stanfield Capital Partners, LLC
as its Collateral Manager

Name:	Christopher Jansen
Title:	Managing Partner

STANFIELD CARRERA CLO LTD, as a Lender

By:	Stanfield Capital Partners, LLC
as its Asset Manager

Name:	Christopher Jansen
Title:	Managing Partner

STANFIELD DAYTONA CLO LTD, as a Lender

By:	Stanfield Capital Partners, LLC
as its Collateral Manager

Name:	Christopher Jansen
Title:	Managing Partner

STANFIELD MCLAREN CLO LTD, as a Lender

By:	Stanfield Capital Partners, LLC
as its Collateral Manager

Name:	Christopher Jansen
Title:	Managing Partner

STANFIELD MODENA CLO LTD, as a Lender

By:	Stanfield Capital Partners, LLC
as its Asset Manager

Name:	Christopher Jansen
Title:	Managing Partner

STANFIELD VANTAGE CLO LTD, as a Lender

By:	Stanfield Capital Partners, LLC
as its Asset Manager

Name:	Christopher Jansen
Title:	Managing Partner

STANFIELD VEYRON CLO LTD, as a Lender

By:	Stanfield Capital Partners, LLC
as its Collateral Manager

Name:	Christopher Jansen
Title:	Managing Partner